                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              OAKRIDGE ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            1)  Title of each class of securities to which transaction applies:
                                    N/A
                ---------------------------------------------------------------

            2)  Aggregate number of securities to which transaction applies:
                                    N/A
                ---------------------------------------------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):
                                    N/A
                ---------------------------------------------------------------

            4)  Proposed maximum aggregate value of transaction:
                                    N/A
                ---------------------------------------------------------------

            5)  Total fee paid:
                                    N/A
                ---------------------------------------------------------------

[ ] Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


            1)  Amount Previously Paid:

                ---------------------------------------------------------------

            2)  Form, Schedule or Registration Statement No.:

                ---------------------------------------------------------------

            3)  Filing Party:

                ---------------------------------------------------------------

            4)  Date Filed:

                ---------------------------------------------------------------

                              OAKRIDGE ENERGY, INC.
                             4613 Jacksboro Highway
                           Wichita Falls, Texas 76302



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Oakridge Energy, Inc.:

                  Notice is hereby given that the Annual Meeting of the Stockholders of Oakridge Energy, Inc. ("Company") will be held in the Company's executive offices located at 4613 Jacksboro Highway, Wichita Falls, Texas on Thursday, July 25, 2002, at 2:30 P.M., Wichita Falls Time, for the following purposes:

         (1) To elect three directors of the Company; and

         (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

                  The Board of Directors has fixed the close of business on Thursday, June 20, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                  You are cordially invited to attend the meeting in person. If you desire to vote at the meeting in person, you may revoke your proxy at that time. In the meantime, the prompt return of your proxy, properly dated and signed, will ensure the attendance of a quorum at the meeting.

Dated:  June 24, 2002

                                                     By Order of the Board
                                                       of Directors




                                                     Danny Croker, Assistant
                                                       Secretary

                              OAKRIDGE ENERGY, INC.

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  July 25, 2002

                        PROXY SOLICITATION AND REVOCATION

                  This proxy statement is furnished to the stockholders of Oakridge Energy, Inc. ("Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Meeting") for the purposes set forth in the attached notice of the Meeting.

                  All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, executive officers and employees of the Company may solicit proxies personally or by telephone. Arrangements will also be made with brokerage houses, nominees, fiduciaries and other custodians for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses.

                  Any stockholder has the power to revoke a proxy before its exercise by giving written notice of such revocation to the Secretary of the Company at the address provided below, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

                  The mailing address of the Company's executive offices is 4613 Jacksboro Highway, Wichita Falls, Texas 76302, and the approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to the Company's stockholders is June 24, 2002.

                                  ANNUAL REPORT

                  The Annual Report to Stockholders covering the fiscal year ended February 28, 2002, including financial statements, accompanies this proxy statement but is not a part hereof.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

                  As of June 20, 2002, there were issued and outstanding 4,416,540 shares of the Company's $.04 par value common stock. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock constitutes a quorum for all matters to be brought before the Meeting. In deciding all questions, a stockholder shall be entitled to one vote, in person or by proxy, for each share of common stock held in his name. Cumulative voting for the election of directors or for any other matter is not authorized. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

                  June 20, 2002 has been established by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                  As used for purposes of this Proxy Statement only, "shares owned beneficially" means the sole or shared: (i) voting power (the power to vote, or to direct the voting of, the Company's common stock); or (ii) investment power (the power to dispose, or to direct the disposition, of the Company's common stock).

                  The following table shows the beneficial ownership of the Company's common stock as of June 20, 2002 by: (i) each person known by the management of the Company to own more than 5% of the Company's outstanding common stock; and (ii) the executive officers and directors of the Company as a group.

NAME AND ADDRESS                               AMOUNT                  PERCENT
      OF                                    BENEFICIALLY                 OF
BENEFICIAL OWNER                               OWNED                    CLASS
----------------                            ------------               -------

Sandra Pautsky
4613 Jacksboro Highway
Wichita Falls, Texas 76302                   3,072,023(1)               69.56%

Estate of Noel Pautsky, Deceased
4613 Jacksboro Highway
Wichita Falls, Texas 76302                     722,791                  16.37

Flem Noel Pautsky, Jr. Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302                     908,247                  20.56

NAME AND ADDRESS                               AMOUNT                  PERCENT
      OF                                    BENEFICIALLY                  OF
BENEFICIAL OWNER                               OWNED                    CLASS
----------------                            ------------               -------

Noel Pautsky Trust
4613 Jacksboro Highway
Wichita Falls, Texas 76302                      700,000                 15.85

Robert S. Allen
125 Ashlyn Ridge
McDonough, Georgia 30252                        256,700                  5.81

Executive officers and
directors as a group
(four persons)                                3,072,123(1)              69.56


----------

(1) See information pertaining to Ms. Pautsky under "Directors and Executive Officers - Election of Directors".

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

                  Three directors are to be elected at the Meeting. It is intended that the proxies solicited hereby will be voted for the following nominees, all of whom are presently directors of the Company:

                                               BUSINESS                                               SHARES OF COMMON
                                              EXPERIENCE                               YEAR          STOCK BENEFICIALLY
                                              AND CURRENT                             FIRST          OWNED AS OF JUNE 20,
                                               POSITIONS                              BECAME              2002 (AND
 NAME AND AGE                                WITH COMPANY                            DIRECTOR         PERCENT OF CLASS)
 ------------                                -------------                           --------        --------------------
Sandra Pautsky - 60             Chairperson of Board of Directors since July 9,        1986               3,072,023(1)
                                1998, President since June 25, 1998 and                                      (69.56%)
                                Secretary-Treasurer since May 1992; Executive
                                Vice- President of the Company from May 1992
                                until June 25, 1998

Danny Croker - 53               Vice President and Assistant Secretary -               1992                      --
                                Treasurer since May 1992 and owner of Exlco,
                                Inc., oil and gas operations

Randy Camp - 49                 Partner in the firm of Moore, Camp, Phillips &         1992                     100*
                                Co., L.L.P. (or its predecessor firms),
                                Certified Public Accountants, Wichita Falls,
                                Texas for more than the past five years



----------

* Represents less than 1% of outstanding common stock.

(1) Includes: (i) 722,791 shares owned by the Estate of Noel Pautsky, Deceased (the "Noel Pautsky Estate"), of which Ms. Pautsky is the Independent Executrix, (ii) 700,000 shares owned by the Noel Pautsky Trust, of which Ms. Pautsky is the trustee and one of four beneficiaries and (iii) 908,247 shares owned by the Flem Noel Pautsky, Jr. Trust, of which Ms. Pautsky is the Trustee. Ms. Pautsky disclaims any beneficial ownership of the shares owned by the Noel Pautsky Estate and the Noel Pautsky Trust in excess of 90,698 and 175,000 shares, respectively. Ms. Pautsky also disclaims any beneficial ownership of the shares owned by the Flem Noel Pautsky, Jr. Trust.

EXECUTIVE OFFICERS

                  In addition to the executive officer positions held by Ms. Pautsky and Mr. Croker (see "Election of Directors," above), Carol Cooper, age 55, serves as the Company's Chief Accounting Officer. Mrs. Cooper is a certified public accountant who was elected to her position with the Company on July 9, 1998. From December 1997 until her election, Mrs. Cooper was employed in the accounting department of the Company. From August 1996 through November 1997, Mrs. Cooper was a contract accountant working for Convest Energy, Inc.

OTHER INFORMATION

                  Danny Croker is Sandra Pautsky's stepbrother. There are no other family relationships among any of the directors or executive officers of the Company. Sandra Pautsky may be considered to be the parent of the Company by virtue of her beneficial ownership of approximately 70% of the Company's outstanding common stock and her positions with the Company. See "Voting Securities and Principal Holders" and "Election of Directors," above.

                  Each of the directors and executive officers holds office from the date of his or her election for a period of one year or until his or her successor has been elected. None of the directors or executive officers is involved in any legal proceedings in which he or she is a party adverse or has a material interest adverse to the Company. None of the directors or executive officers has been involved in any legal proceedings which are material to an evaluation of his or her ability or integrity. Each of the nominees has consented to being nominated and serving as a director of the Company if elected at the Meeting.

                        BOARD OF DIRECTORS AND COMMITTEES

                  The Company's Board of Directors held two meetings during the fiscal year ended February 28, 2002 and took action by unanimous written consent one additional time. All directors were present at both of the meetings. In view of the small size of the Company's Board of Directors, the Company has no standing audit, nominating or compensation committees. See "Board of Directors Report", below. The Board of Directors will consider nominees for the Board recommended by stockholders. Stockholders who wish to suggest nominees for the Board of Directors to be considered in connection with next year's Annual Meeting of Stockholders should write to the President of the Company, 4613 Jacksboro Highway, Wichita Falls, Texas 76302 prior to May 1, 2003 stating in detail the qualifications of the proposed nominee.

                  Executive officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors. The one director who is not an employee of the Company received an annual fee of $4,500 for serving as a director in the fiscal year ended February 28, 2002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's common stock to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

                  Based solely on the Company's review of copies of forms it received and on written representations from the foregoing persons, the Company believes that during the fiscal year ended February 28, 2002 all filing requirements under Section 16(a) of the Exchange Act were met on a timely basis by such persons.

                             EXECUTIVE COMPENSATION

                  The following table sets forth information regarding compensation for services in all capacities to the Company for the three fiscal years ended February 28, 2002 of the Company's Chief Executive Officer. No executive officer of the Company received total annual salary and bonus exceeding $100,000 in any of such years.

                                          ANNUAL COMPENSATION
     NAME AND                         ---------------------------            ALL OTHER
PRINCIPAL POSITION        YEAR        SALARY                BONUS         COMPENSATION (1)
-------------------       ----        ------                -----         ----------------
Sandra Pautsky -          2002      $  85,000             $  7,083             $ 204
  President and           2001         85,000                7,083               204
  Chief Executive         2000         85,000                7,083               204
  Officer

----------

(1) All other compensation consisted of Company paid life insurance premiums.

                  The Company does not have employment agreements with any of its executive officers, has no material bonus, profit-sharing or stock option plans or pension or retirement benefits. The Company has a group health insurance plan which it makes available to all employees of the Company on a non-discriminatory basis. Pursuant to such plan, $25,000 in life insurance benefits are provided for all employees of the Company, with the amount of such benefits provided decreasing as certain age levels are reached.

                              RELATED TRANSACTIONS

                  Sandra Pautsky is an executive officer, director and beneficial owner of in excess of 5% of the Company's outstanding common stock. In addition, the Noel Pautsky Estate, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust are the beneficial owners of in excess of 5% of the Company's outstanding common stock.

                  Ms. Pautsky, the Noel Pautsky Estate, the Flem Noel Pautsky, Jr. Trust and the Noel Pautsky Trust each own undivided working interests in certain of the oil and gas leases in the North Texas area in which the Company also owns an undivided working interest and of which the Company serves as the operator. The Noel Pautsky Estate also owns an undivided working interest in the oil and gas leases in Miller County, Arkansas in which the Company owns an undivided working interest. In accordance with standard operating procedures, the Company submits joint interest billings to such related parties and the other unaffiliated working interest owners in the properties which the Company operates on a monthly basis for their respective pro-rata shares of the costs incurred on the properties and the Company's fee for serving as operator for the preceding month. In addition, Exlco, Inc. ("Exlco"), 100% of whose outstanding stock is owned by Danny Croker, an executive officer and director, is allocated and bears a portion of the

Company's office rent and supplies and bills the Company periodically for costs incurred on the Company's behalf, which billings are offset against the Company's billings to Exlco.

                  At February 29, 2000, Ms. Pautsky, the Noel Pautsky Estate, the Flem Noel Pautsky, Jr. Trust, the Noel Pautsky Trust and Exlco had accounts payable to the Company, representing their then unpaid joint interest and other billings, aggregating $2,296. During the two fiscal years ended February 28, 2002, the Company submitted monthly joint interest and other billings to such five parties totaling $39,906, and such parties paid the Company an aggregate of $35,678 with respect to such joint interest and other billings, leaving a balance of $6,524 owed by such parties to the Company at February 28, 2002. The Company is following the same operating procedures outlined above in the fiscal year ending February 28, 2003.

                            BOARD OF DIRECTORS REPORT

                  The Company does not have an Audit Committee. Consequently, the entire Board of Directors performs the function of an Audit Committee. None of the members of the Board of Directors meet the definition of independence for Audit Committee members established by the National Association of Securities Dealers.

                  The Board of Directors is responsible for overseeing management's implementation of the Company's financial reporting process. In discharging its oversight role, the Board of Directors reviewed and discussed the audited financial statements contained in the fiscal year 2002 Annual Report on Form 10-KSB with the Company's management and Whitley Penn, the Company's independent accountants. Management is responsible for the financial statements and the reporting process, including internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

                  The Board of Directors met with the independent accountants and discussed issues deemed significant by the accountants, including Statement on Auditing Standards No. 61, as amended. In addition, the Board of Directors discussed with the independent accountants their independence from the Company and its management, including the matters in the written disclaimers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), considered whether the provision of nonaudit services was compatible with maintaining the accountants' independence and concluded that it was.

                  In reliance on the review and discussions outlined above, the Board of Directors determined that the audited financial statements should be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended February 28, 2002 for filing with the Securities and Exchange Commission.

BOARD OF DIRECTORS

Sandra Pautsky, Chairperson
Danny Croker
Randy Camp

                      SELECTION OF INDEPENDENT ACCOUNTANTS

                  The Board of Directors of the Company has selected the accounting firm of Whitley Penn to audit the financial statements of the Company for the fiscal year ending February 28, 2003. Whitley Penn audited the Company's financial statements for the three fiscal years ended February 28, 2002.

                  Representatives of Whitley Penn are expected to be present at the Meeting and will have an opportunity to make a statement at such Meeting, if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

AUDIT FEES

                  Whitley Penn's fees for the fiscal year 2002 audit of the Company's financial statements and the reviews of quarterly reports on Form 10-QSB during such year were $37,119.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

                  The Company did not incur any fees from Whitley Penn for financial information systems design and implementation during the fiscal year ended February 28, 2002.

ALL OTHER FEES

                  Aggregate fees billed for all other services rendered by Whitley Penn during the fiscal year ended February 28, 2002 were $15,671. These services included:

         o preparation of the Company's federal income tax return for the fiscal year ended February 28, 2001;

         o consulting services in connection with the Company's partial sale of an equity investment and the proposed sale of a tract of land; and

         o review of proxy materials for the 2001 Annual Meeting of Stockholders and attendance at such meeting.

                              STOCKHOLDER PROPOSALS

                  Stockholders are entitled to submit proposals on matters appropriate for stockholder action in accordance with regulations of the Commission. Should a stockholder intend to present a proposal at the next Annual Meeting of Stockholders, the proposal must be received by the Secretary of the Company at the Company's principal executive offices at 4613 Jacksboro Highway, Wichita Falls, Texas 76302 by February 25, 2003 in order to be included in the Proxy Statement and form of proxy relating to that meeting. Notice of a stockholder proposal submitted outside the processes of the Commission's Rule 14a-8(d) will be considered untimely if received by the Company after May 10, 2003.

                                  OTHER MATTERS

                  The management is not aware at this date of any business, other than the matters set forth in the notice of the Meeting, that will come before the Meeting. If any other matters should properly come before the Meeting, however, it is the intention of the persons named in the proxy to vote thereon in accordance with their best judgment.

                  All information contained in this proxy statement relating to the security holdings of directors and executive officers of the Company is based upon information received from the individual directors and executive officers.

DATED:  June 24, 2002

                              OAKRIDGE ENERGY, INC.
                          PROXY SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                  The undersigned stockholder of OAKRIDGE ENERGY, INC. ("Company") hereby appoints SANDRA PAUTSKY and DANNY CROKER, with power of substitution in each, as proxies to attend the Annual Meeting of Stockholders to be held in Wichita Falls, Texas on Thursday, July 25, 2002, and at any adjournments thereof and to act and specifically vote on behalf of the undersigned all stock of the Company owned by the undersigned as follows:

         1. ELECTION OF DIRECTORS

FOR all nominees listed below                   WITHHOLD AUTHORITY
(except as marked to the                        to vote for all nominees
contrary)                         [  ]          listed below               [  ]

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

         Sandra Pautsky, Danny Croker and Randy Camp

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, WHICH IS MADE BY THE COMPANY.

Dated:                        , 2002.
      -----------------------
                                                                         SHARES
                                                                ---------


                                    -------------------------------------------
                                    Signature


                                    -------------------------------------------
                                    Signature (if held jointly)

                                    PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
                                    THIS PROXY IN THE ENCLOSED ENVELOPE.

         When shares are held by joint tenants, both should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.